Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE

Contact:	William M. Lowe, Jr.	Richard J. Vatinelle
	Executive Vice President and	Director of Finance and
	Chief Financial Officer	Investor Relations
	williamlowe@kemet.com	richardvatinelle@kemet.com
	864-963-6484	954-766-2800

KEMET REPORTS SECOND QUARTER FISCAL YEAR 2014 RESULTS

Highlights compared to prior quarter June 30, 2013:

•                  Revenue at $212.7 million up 4.9% compared to $202.7 million

•                  Adjusted Gross Margin up 3.5% to 14.8% versus 11.3%

•                  EBITDA of $16.6 million up from $7.2 million

•                  U.S. GAAP EPS of $0.29 loss per basic and diluted share versus loss of $0.78

•                  Non-GAAP EPS of $0.13 loss per basic and diluted share versus loss of $0.38

Greenville, South Carolina (October 31, 2013) - KEMET Corporation (the “Company”) (NYSE: KEM), a leading global supplier of electronic components, today reported preliminary results for the second fiscal quarter ended September 30, 2013.

Net sales for the quarter ended September 30, 2013 were $212.7 million, an increase of 4.9% over the prior quarter ended June 30, 2013 net sales of $202.7 million and a 1.5% decrease compared to net sales of $216.0 million for the quarter ended September 30, 2012. The U.S. GAAP net loss was $13.1 million, or $0.29 per basic and diluted share for the quarter ended September 30, 2013 compared to a U.S. GAAP net loss of $35.1 million or $0.78 per basic and diluted share for the prior quarter ended June 30, 2013. For the quarter ended September 30, 2012 the U.S. GAAP net loss was $24.9 million or $0.55 per basic and diluted share.

Non-U.S. GAAP Adjusted net loss improved to $5.7 million or $0.13 loss per basic and diluted share for the quarter ended September 30, 2013 compared to a non-U.S. GAAP Adjusted net loss of $17.0 million or $0.38 per basic and diluted share for prior quarter ended June 30, 2013.  For the quarter ended September 30, 2012 the non-U.S. GAAP Adjusted net loss was $6.2 million or $0.14 per basic and diluted share.

“We communicated last quarter that we expected a significant positive change in our margins and net results this quarter as we straightened out our supply chain issues and it is clear through our financial results that we are putting those issues behind us,” stated Per Loof, KEMET’s Chief Executive Officer.  “Revenue exceeded our expectations in a challenging economic environment and we continue to see a slow growth scenario over the next couple of quarters for the top line.  Regardless of the top line we expect that our margins will continue to improve quarter over quarter through the remaining two quarters of our fiscal year,” continued Loof.

The net loss for the quarters ended September 30, 2013 and 2012 include various items affecting comparability as denoted in the U.S. GAAP to Non-U.S. GAAP reconciliation table included hereafter.

About KEMET

The Company’s common stock is listed on the NYSE under the ticker symbol “KEM” (NYSE: KEM).  At the Investor Relations section of our web site at http://www.kemet.com/IR, users may subscribe to KEMET news releases and find additional information about our Company.  KEMET applies world class service and quality to deliver industry leading, high performance capacitance solutions to its customers around the world and offers the world’s most complete line of surface mount and through hole capacitor technologies across tantalum, ceramic, film, aluminum, electrolytic, and paper dielectrics. Additional information about KEMET can be found at http://www.kemet.com.

QUIET PERIOD

Beginning January 1, 2014, we will observe a quiet period during which the information provided in this news release and quarterly report on Form 10-Q will no longer constitute our current expectations. During the quiet period, this information should be considered to be historical, applying prior to the quiet period only and not subject to update by management. The quiet period will extend until the day when our next quarterly earnings release is published.

CAUTIONARY STATEMENT ON FORWARD-LOOKING STATEMENTS

Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about the Company’s financial condition and results of operations that are based on management’s current expectations, estimates and projections about the markets, in which the Company operates, as well as management’s beliefs and assumptions. Words such as “expects,” “anticipates,” “believes,” “estimates,” variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise.

Factors that may cause actual outcome and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to the following: (i) adverse economic conditions could impact our ability to realize operating plans if the demand for our products declines, and such conditions could adversely affect our liquidity and ability to continue to operate; (ii) continued net losses could impact our ability to realize current operating plans and could materially adversely affect our liquidity and our ability to continue to operate; (iii) adverse economic conditions could cause the write down of long-lived assets or goodwill; (iv) an increase in the cost or a decrease in the availability of our principal or single-sourced purchased materials; (v) changes in the competitive environment; (vi) uncertainty of the timing of customer product qualifications in heavily regulated industries; (vii) economic, political, or regulatory changes in the countries in which we operate; (viii) difficulties, delays or unexpected costs in completing the restructuring plan; (ix) equity method investments expose us to a variety of risks; (x) acquisitions and other strategic transactions expose us to a variety of risks; (xi) inability to attract, train and retain effective employees and management; (xii) inability to develop innovative products to maintain customer relationships and offset potential price erosion in older products; (xiii) exposure to claims alleging product defects; (xiv) the impact of laws and regulations that apply to our business, including those relating to environmental matters; (xv) the impact of international laws relating to trade, export controls and foreign corrupt practices; (xvi) volatility of financial and credit markets affecting our access to capital; (xvii) the need to reduce the total costs of our products to remain competitive; (xviii) potential limitation on the use of net operating losses to offset possible future taxable income; (xix) restrictions in our debt agreements that limit our flexibility in operating our business; and (xx) additional exercise of the warrant by K Equity which could potentially result in the existence of a significant stockholder who could seek to influence our corporate decisions.

KEMET CORPORATION AND SUBSIDIARIES

Consolidated Statements of Operations

(Amounts in thousands, except per share data)

(Unaudited)

	Quarters Ended September 30,		Six Month Periods Ended September 30,
	2013	2012	2013	2012
Net sales	$212,740	$215,991	$415,463	$439,623

Operating costs and expenses:
Cost of sales	182,501	183,053	367,690	374,374
Selling, general and administrative expenses	22,662	26,308	49,164	53,563
Research and development	5,861	6,833	12,241	14,566
Restructuring charges	1,365	8,522	5,975	9,786
Goodwill impairment	—	1,092	—	1,092
Write down of long-lived assets	—	4,234	—	4,234
Net (gain) loss on sales and disposals of assets	42	(31)	42	73
Total operating costs and expenses	212,431	230,011	435,112	457,688

Operating income (loss)	309	(14,020)	(19,649)	(18,065)

Other (income) expense:
Interest income	(11)	(26)	(175)	(57)
Interest expense	9,908	10,136	19,942	20,593
Other (income) expense, net	947	(996)	1,301	515
Loss before income taxes and equity loss from NEC TOKIN	(10,535)	(23,134)	(40,717)	(39,116)
Income tax expense	1,320	1,787	2,900	3,558
Loss before equity loss from NEC TOKIN	(11,855)	(24,921)	$(43,617)	$(42,674)
Equity loss from NEC TOKIN	(1,243)	—	(4,620)	—
Net loss	$(13,098)	$(24,921)	$(48,237)	$(42,674)

Net loss per share:
Basic	$(0.29)	$(0.55)	$(1.07)	$(0.95)
Diluted	$(0.29)	$(0.55)	$(1.07)	$(0.95)

Weighted-average shares outstanding:
Basic	45,092	44,911	45,057	44,860
Diluted	45,092	44,911	45,057	44,860

KEMET CORPORATION AND SUBSIDIARIES

Consolidated Balance Sheets

(Amounts in thousands, except per share data)

	September 30, 2013	March 31, 2013
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$57,700	$95,978
Accounts receivable, net	103,365	96,564
Inventories, net	208,836	205,615
Prepaid expenses and other	42,713	41,101
Deferred income taxes	4,453	4,167
Total current assets	417,067	443,425
Property and equipment, net of accumulated depreciation of $794,798 and $771,398 as of September 30, 2013 and March 31, 2013, respectively	311,434	304,508
Goodwill	35,584	35,584
Intangible assets, net	38,068	38,646
Investment in NEC TOKIN	46,942	52,738
Restricted cash	14,638	17,397
Deferred income taxes	8,717	7,994
Other assets	7,761	11,299
Total assets	$880,211	$911,591

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt	$29,772	$10,793
Accounts payable	80,892	73,669
Accrued expenses	86,892	95,944
Income taxes payable and deferred income taxes	1,811	1,074
Total current liabilities	199,367	181,480
Long-term debt, less current portion	373,506	372,707
Other non-current obligations	60,864	71,946
Deferred income taxes	8,567	8,542

Stockholders’ equity:
Preferred stock, par value $0.01, authorized 10,000 shares, none issued	—	—
Common stock, par value $0.01, authorized 175,000 shares, issued 46,508 shares at September 30, 2013 and March 31, 2013	465	465
Additional paid-in capital	465,747	467,096
Retained deficit	(211,472)	(163,235)
Accumulated other comprehensive income	15,315	7,694
Treasury stock, at cost (1,391 and 1,519 shares at September 30, 2013 and March 31, 2013, respectively)	(32,148)	(35,104)
Total stockholders’ equity	237,907	276,916

Total liabilities and stockholders’ equity	$880,211	$911,591

KEMET CORPORATION AND SUBSIDIARIES

Consolidated Statements of Cash Flows

(Amounts in thousands)

(Unaudited)

	Six Month Periods Ended September 30,
	2013	2012
Net loss	$(48,237)	$(42,674)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	25,780	23,177
Equity loss from NEC TOKIN	4,620	—
Amortization of debt discount and debt issuance costs	1,959	1,924
Stock-based compensation expense	1,628	2,506
Long-term receivable write down	1,444	—
Change in value of NEC TOKIN options	383	—
Net loss on sales and disposals of assets	42	73
Pension and other post-retirement benefits	27	205
Write down of long-lived assets	—	4,234
Settlement gain on benefit plans	—	(1,675)
Goodwill impairment	—	1,092
Change in deferred income taxes	(957)	838
Change in operating assets	(6,156)	(18,656)
Change in operating liabilities	(12,107)	2,154
Other	(32)	178
Net cash used in operating activities	(31,606)	(26,624)

Investing activities:
Capital expenditures	(18,337)	(30,343)
Change in restricted cash	2,874	—
Net cash used in investing activities	(15,463)	(30,343)

Financing activities:
Proceeds from revolving line of credit	21,000	—
Proceeds from issuance of debt	—	15,825
Deferred acquisition payments	(11,452)	(6,617)
Payments of long-term debt	(1,422)	(1,576)
Proceeds from exercise of stock options	57	42
Debt issuance costs	—	(275)
Net cash provided by financing activities	8,183	7,399
Net decrease in cash and cash equivalents	(38,886)	(49,568)
Effect of foreign currency fluctuations on cash	608	(458)
Cash and cash equivalents at beginning of fiscal period	95,978	210,521
Cash and cash equivalents at end of fiscal period	$57,700	$160,495

Non-U.S. GAAP Financial Measures

In this news release, the Company makes reference to certain Non-U.S. GAAP financial measures, including “Adjusted net loss”, “Adjusted net loss per share” and “Adjusted EBITDA”.  Management believes that investors may find it useful to review the Company’s financial results as adjusted to exclude items as determined by management.

Adjusted gross margin

Adjusted gross margin represents net sales less cost of sales excluding adjustments which are outlined in the quantitative reconciliation provided below.  Management uses Adjusted gross margin to facilitate our analysis and understanding of our business operations and believes that Adjusted gross margin is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company.  Adjusted gross margin should not be considered as an alternative to gross margin or any other performance measure derived in accordance with U.S. GAAP.

The following table provides reconciliation from U.S. GAAP Gross margin to Non-U.S. GAAP Adjusted gross margin (amounts in thousands):

	Quarters Ended
	September 30, 2013	June 30, 2013
	(Unaudited)
Net sales	$212,740	$202,723

Gross margin	30,239	17,534

Excluding the following items (Non-U.S. GAAP):
Stock-based compensation	229	314
Plant start-up costs	1,050	1,133
Inventory write down	—	3,886

Adjusted gross margin	$31,518	$22,867
	14.8%	11.3%

Adjusted Net Loss and Adjusted Net Loss Per Share

“Adjusted net loss” and “Adjusted net loss per share” represent net loss and net loss per share excluding adjustments which are outlined in the quantitative reconciliation provided below.  Management believes that these Non-U.S. GAAP financial measures are useful to investors because they provide a supplemental way to understand the underlying operating performance of the Company.  Management uses these Non-U.S. GAAP financial measures to evaluate operating performance.  Non-U.S. GAAP financial measures should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with U.S. GAAP.

The following table provides reconciliation from U.S. GAAP net loss to Non-U.S. GAAP adjusted net loss:

U.S. GAAP to Non- U.S. GAAP Reconciliation

	Quarters Ended
	September 30, 2013	June 30, 2013	September 30, 2012
	(Unaudited) (Amounts in thousands, except per share data)
U.S. GAAP
Net sales	$212,740	$202,723	$215,991

Net loss	$(13,098)	$(35,139)	$(24,921)
Net loss per basic and diluted share	$(0.29)	$(0.78)	$(0.55)

Excluding the following items (Non-U.S. GAAP)

Net loss	$(13,098)	$(35,139)	$(24,921)
Adjustments:
Restructuring charges	1,365	4,610	8,522
Equity loss from NEC TOKIN	1,243	3,377	—
ERP integration costs	1,079	1,010	2,099
Change in value of NEC TOKIN options	383	—	—
Plant start-up costs	1,050	1,133	1,930
Amortization included in interest expense	945	1,014	954
Stock-based compensation expense	660	968	1,242
Net foreign exchange (gain) loss	514	(577)	(442)
NEC TOKIN investment related expenses	125	1,307	866
Net (gain) loss on sales and disposals of assets	42	—	(31)
Inventory write down	—	3,886	—
Long-term receivable write down	—	1,444	—
Write down of long-lived assets	—	—	4,234
Goodwill impairment	—	—	1,092
Settlement gain on benefit plans	—	—	(1,675)
Income tax effect of non-U.S. GAAP adjustments (1)	(18)	(56)	(90)

Adjusted net loss (excluding adjustments)	$(5,710)	$(17,023)	$(6,220)

Adjusted net loss per basic and diluted share (excluding adjustments)	$(0.13)	$(0.38)	$(0.14)

(1)         The income tax effect of the excluded items is calculated by applying the applicable jurisdictional income tax rate, considering the deferred tax valuation for each applicable jurisdiction.

Adjusted EBITDA

Adjusted EBITDA represents net loss before net interest expense, income tax expense, and depreciation and amortization expense, adjusted to exclude adjustments which are outlined in the quantitative reconciliation provided below.  We use Adjusted EBITDA to monitor and evaluate our operating performance and to facilitate internal and external comparisons of the historical operating performance of our business.  We present Adjusted EBITDA as a supplemental measure of our performance and ability to service debt.  We also present Adjusted EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry.

We believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; depreciation and amortization are non-cash charges. The other items excluded from Adjusted EBITDA are excluded in order to better reflect our continuing operations.

In evaluating Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments noted below.  Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these types of adjustments.  Adjusted EBITDA is not a measurement of our financial performance under U.S. GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with U.S. GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity.

Our Adjusted EBITDA measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under U.S. GAAP.  Some of these limitations are:

•                  it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments;

•                  it does not reflect changes in, or cash requirements for, our working capital needs;

•                  it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt;

•                  although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA measure does not reflect any cash requirements for such replacements;

•                  it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows;

•                  it does not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations;

•                  it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and

•                  other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure.

Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations.  You should compensate for these limitations by relying primarily on our U.S. GAAP results and using Adjusted EBITDA only supplementally.

The following table provides a reconciliation from U.S. GAAP net loss to Adjusted EBITDA (amounts in thousands):

	Quarters Ended
	September 30, 2013	June 30, 2013	September 30, 2012
U.S. GAAP
Net loss	$(13,098)	$(35,139)	$(24,921)
Interest expense, net	9,897	9,870	10,110
Income tax expense	1,320	1,580	1,787
Depreciation and amortization	12,049	13,731	11,521
EBITDA	10,168	(9,958)	(1,503)
Excluding the following items (Non-U.S. GAAP):
Restructuring charges	1,365	4,610	8,522
Equity loss from NEC TOKIN	1,243	3,377	—
ERP integration costs	1,079	1,010	2,099
Change in value of NEC TOKIN options	383	—	—
Plant start-up costs	1,050	1,133	1,930
Stock-based compensation expense	660	968	1,242
Net foreign exchange (gain) loss	514	(577)	(442)
NEC TOKIN investment related expenses	125	1,307	866
Net (gain) loss on sales and disposals of assets	42	—	(31)
Inventory write down	—	3,886	—
Long-term receivable write down	—	1,444	—
Write down long-lived assets	—	—	4,234
Goodwill impairment	—	—	1,092
Settlement gain on benefit plan	—	—	(1,675)

Adjusted EBITDA	$16,629	$7,200	$16,334